UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2024, CoreCivic, Inc., a Maryland corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) disclosing the appointment of Mr. Patrick Swindle, who currently serves as the Company’s Executive Vice President and Chief Operating Officer, as President and Chief Operating Officer of the Company, effective January 1, 2025. The Company is filing this Current Report on Form 8-K/A to amend the Original Report to disclose that, on December 18, 2024, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved the following compensation in connection with Mr. Swindle’s promotion to President and Chief Operating Officer of the Company.

For serving as the Company’s President and Chief Operating Officer, Mr. Swindle’s annual base salary for the fiscal year beginning on January 1, 2025, will be $700,000 (the “Base Salary”). Mr. Swindle’s short-term cash incentive compensation target is an amount equal to 132% of the Base Salary, based on the achievement of performance goals to be established by the Compensation Committee in the first quarter of 2025 (as part of the Company’s regular compensation practices). The percentage target referenced above is the same percentage target utilized for Mr. Swindle’s 2024 annual short-term cash incentive compensation. Mr. Swindle will receive a long-term equity incentive grant of restricted stock units having a value equal to one million three hundred thousand dollars ($1,300,000) in the first quarter of 2025 (as part of the Company’s regular equity award grant-cycle). One-half of these restricted stock units will be time-based (vesting ratably over three years) and the other half will be performance-based (vesting over a three-year period, subject to the achievement the applicable performance criteria to be established by the Compensation Committee).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024	CORECIVIC, INC.

	By:	/s/ David Garfinkle
David Garfinkle
Executive Vice President and Chief Financial Officer